                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 11, 2005
--------------------------------------------------------------------------------
                Date of report (Date of earliest event reported)


                               IKONICS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

             MINNESOTA                                000-25727                             41-0730027
-------------------------------------     ----------------------------------     -------------------------------------
      (State of Incorporation)                (Commission File Number)            (I.R.S. Employer Identification No.)


                  4832 GRAND AVENUE
                  DULUTH, MINNESOTA                                                           55807
------------------------------------------------------                          -----------------------------------
      (Address of Principal Executive Offices)                                              (Zip Code)

                                 (218) 628-2217
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              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

2004 Bonus Compensation

         On February 11, 2005, the Compensation Committee (the "Committee") of the Board of Directors of IKONICS Corporation (the "Company") awarded the following performance bonuses for fiscal 2004 to the executive officers who were named in the Summary Compensation Table included in the Company's proxy statement for the annual meeting of shareholders held on April 29, 2004:

         Named Executive Officer            2004 Bonus
         -----------------------            ----------
         William C. Ulland                     $9,519
           Chairman, President and
           Chief Executive Officer

         Claude P. Piguet                      $6,346
           Executive Vice President

2005 Bonus Program

         The Committee has also implemented a bonus program for fiscal 2005 pursuant to which the Company's executive officers are eligible to receive cash bonuses equal to a percentage of the 2005 bonus pool. The 2005 bonus pool will be equal to 10% of the amount by which net income before income taxes (as adjusted for unusual items of income or expense) ("EBT") for fiscal 2005 exceeds the EBT target. Messrs. Ulland and Piguet are eligible to receive bonuses equal to 30% and 20% of the pool, respectively. Each of the Company's other executive officers is eligible to receive bonuses equal to 10% of the pool. The Committee did not allocate 10% of the pool.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IKONICS CORPORATION


Date: February 16, 2005                      /s/ Jon Gerlach
                                             -----------------------------------
                                             Jon Gerlach
                                             Chief Financial Officer
                                             and Vice President of Finance



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